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                                  EXHIBIT 10.34
        PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS BETWEEN BILTMORE CLUB
                  APARTMENTS, L.L.C. (A SUBSIDIARY OF WILSHIRE
        ENTERPRISES, INC.) AND GDG PARTNERS L.L.C. DATED FEBRUARY 2, 2005

                             PURCHASE AGREEMENT AND
                               ESCROW INSTRUCTIONS
                                   (ALL CASH)




CONTRACT DATE:             February 1, 2005




SELLER:                    Biltmore Club Apartments, L.L.C.
                           c/o Wilshire Enterprises, Inc. of New Jersey
                           921 Bergen Avenue
                           Jersey City, New Jersey 07306
                           Attention:  Dan Pryor
                           Telephone:       201-420-2796
                           Facsimile:       201-420-6012




BUYER:                     GDG Partners L.L.C.
                           c/o Gray Development Group
                           2555 East Camelback Road, Suite 1050
                           Phoenix, Arizona 85016
                           Attention:  Bruce W. Gray
                           Telephone:       602-954-0109
                           Facsimile:       602-954-9308




with a copy to:            Kutak Rock LLP
                           8601 North Scottsdale Road, Suite 300
                           Scottsdale, Arizona 85253-2742
                           Attention:  Lynn T. Ziolko, Esq.
                           Telephone:  480-429-5000
                           Facsimile:  480-429-5001




ESCROW AGENT:              Lawyers Title of Arizona, Inc.
                           2425 East Camelback Road, Suite A-700
                           Phoenix, Arizona
                           Attention:  Judy Sorensen
                           Telephone:       602-954-6774
                           Facsimile:       602-954-7006




ESCROW NO.:                01417571
REAL PROPERTY:             The property that is legally described on the
                           attached EXHIBIT "A".


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THE TERMS LISTED IN BOLD ABOVE ARE DEFINED TERMS THAT ARE REFERRED TO THROUGHOUT
THIS PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS.





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                                   ARTICLE I
                         AGREEMENT, PROPERTY, AND PRICE

         SECTION 1.01. AGREEMENT. Upon the Opening of Escrow, this Purchase Agreement and Escrow Instructions (referred to as either the "CONTRACT" or "AGREEMENT") will constitute a binding and effective agreement of Seller to sell the Property to Buyer and will constitute a binding and effective agreement of Buyer to purchase the Property from Seller.

         SECTION 1.02. INCLUSIONS IN PROPERTY. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of Seller's interest in the Property upon the terms and conditions of this Contract. The term "PERSONALTY" means Seller's interest in all furnishings (except as identified in Section 1.05 below), furniture, appliances, tools, equipment, machinery, computers, computer hardware, marketing materials, telephone systems, office equipment, pool and patio furniture, supplies, inventory, and other tangible personal property owned by Seller that are located on or used in connection with the operation of the Property as an apartment project. The term "CONTRACT RIGHTS" means all Approved Project Contracts, Tenant Deposits, prepaid rents (for periods after the Closing
Date), tenant leases, tenant records, tenant files, permits, certificates of occupancy, occupancy and operations licenses, and all rights, if any, to any telephone numbers used for the Property. The term "IMPROVEMENTS" means all buildings, improvements, fixtures, pools, parking areas, sidewalks, landscaping, and similar structures and improvements located on the Real Property. The term "OTHER RIGHTS" means Seller's interest in all logos, designs, trade names, trademarks, service marks, plans and specifications, warranties, guaranties, all electronic records applicable to the Property and its operation, and all additional rights, easements, and appurtenances pertaining to the use, ownership, or operation of the Improvements, including all right, title, and interest of Seller in and to any land lying in the bed of any street, road, highway, or alley adjoining the Real Property and any strips and gores adjoining the Real Property. The term "PROPERTY" means collectively the Real Property, Improvements, Personalty, Contract Rights, and Other Rights.

         SECTION 1.03. DEFINITIONS. Capitalized terms used in this Contract, including the terms listed on the cover page of this Contract, will have the meanings ascribed in this Contract. For ease of reference only, the location of various defined terms used in this Contract is identified on the attached SCHEDULE OF DEFINITIONS.

         SECTION 1.04. ESCROW INSTRUCTIONS. The Contract consists of the main text and all exhibits to the Contract including the Additional Escrow Instructions attached as EXHIBIT "B". All exhibits supplement the Contract. This Contract will constitute the sole escrow instructions of Buyer and Seller to the Escrow Agent, and the standard form escrow instructions of Escrow Agent will not be used for this Escrow. If there is a conflict between the main text of this Contract and the exhibits, the main text controls in all instances.

         SECTION 1.05. EXCLUDED ASSETS. The Property does not include the furnishings for any of the apartment models ("EXCLUDED MODEL FURNISHINGS"), all of which will remain the property of Seller. After the Closing Date, however, Seller agrees that Buyer may continue to use (free of charge) the Excluded Model Furnishings in the model units until the earlier of Buyer's commencement of demolition or one year. Buyer agrees to advise Seller as and when Buyer no longer needs to use the Excluded Model Furnishings, and Seller will have the right to re-enter the Property to remove the Excluded Model Furnishings on a reasonably prompt basis.

                                   ARTICLE II
                          PRICE, ESCROW, AND PRORATIONS

         SECTION 2.01. PURCHASE PRICE. The total purchase price ("PRICE") for the Property is $20,956,080. The Price will be paid by Buyer to Seller as follows:

                  (a) Concurrent with Seller's delivery of an executed original of this Contract to Buyer (including the Acknowledgement of Receipt), Buyer will pay directly to Seller in Good Funds an initial earnest money deposit in the amount of $100,000 ("INITIAL EARNEST MONEY").


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                  (b) By no later than the date that is 60 days after the
         Opening of Escrow, Buyer will deposit with Escrow Agent in Good Funds an additional earnest money deposit of $150,000 ("FIRST ADDITIONAL EARNEST MONEY").

                  (c) By no later than 150 days after the Opening of Escrow, Buyer will deposit with Escrow Agent in Good Funds a second additional earnest money deposit of $250,000 ("SECOND ADDITIONAL EARNEST MONEY") (with the First Additional Earnest Money and the Second Additional Earnest Money being referred to, as applicable, as the "ADDITIONAL EARNEST MONEY").

                  (d) On or before the Closing Date, all additional amounts ("CLOSING CASH") required of Buyer to pay the Price, after credit for the Earnest Money, will be paid by Buyer to Seller in Good Funds.

         SECTION 2.02. EARNEST MONEY. As used in this Contract, the term "EARNEST MONEY" means, to the extent applicable under this Contract, the Initial Earnest Money, the Additional Earnest Money, and all interest that may accrue on the Additional Earnest Money from time to time, and the term "GOOD FUNDS" means in cash, by confirmed wire transfer, by certified check drawn on any Bank, or by cashier's check issued by any Bank representing good, sufficient, and immediately available U.S. funds. Except to the extent paid directly to Seller, the Earnest Money will be held by Escrow Agent in accordance with the terms and conditions of this Contract in a fully federally insured or federally backed investment approved by Buyer and Seller. At the Close of Escrow, the Earnest Money will be applied by Escrow Agent for the benefit of Buyer to the Price and Buyer's share of any closing costs and prorations. The Initial Earnest Money is nonrefundable upon its delivery to Seller in all instances except in the case of a Seller default. The Additional Earnest Money is nonrefundable upon its deposit with Escrow Agent in all instances except in the case of a Seller default.

         SECTION 2.03. BROKER'S COMMISSION. Except Colliers International (Duane Jones, Agent) ("EMPLOYED BROKER"), Buyer and Seller represent to each other that neither has dealt with any broker or any other person concerning this purchase and sale of the Property in a manner that would give rise to a claim for the payment of a fee or commission. Each party agrees, on demand, to indemnify, defend, and hold harmless the other party for, from, and against any claim, damage, loss, liability, or expense, (including attorney fees in a reasonable amount) arising out of any act or omission of the party or its representatives that forms the basis for any claim for commissions, fees, or any similar charge. As used in this Contract, the term "BROKER" means any real estate broker, salesperson, agent, finder, or any other person entitled to a real estate commission, fee, or any similar charge. If and only if the Escrow closes in accordance with the terms of this Contract, Seller will pay to Employed Broker a brokerage commission in the amount specified in the separate brokerage agreement between Seller and Employed Broker. The brokerage indemnity described above will survive the cancellation or termination of this Contract and the related Escrow and the Close of Escrow. If the sale contemplated by this Contract is not consummated for any reason whatsoever, no commission or any portion of the Earnest Money will be paid to the Employed Broker, and the consent, approval, or joinder of the Employed Broker is not be required to modify or cancel this Contract. Seller understands that certain principals and/or affiliates of Buyer are licensed real estate and/or sales person in the State of Arizona.

         SECTION 2.04. TIME PERIODS.

                  (a) This Contract constitutes an enforceable obligation of Seller to sell and Buyer to purchase the Property on the terms and conditions of this Contract when the Contract is signed by both Buyer and Seller. The date of the Opening of Escrow ("OPENING OF ESCROW") will be the date on which Escrow Agent has received this Contract executed by Buyer and Seller; and has accepted this Contract as its escrow instructions by executing this Contract on the signature page. Escrow Agent is instructed to insert the date of opening in the signature portion of this Contract. Notwithstanding anything to the contrary in this Contract or any purchase offer, Seller's acceptance, negotiation, and/or deposit of Buyer's cashier's check (No. 004167681) dated January 14, 2005, drawn on Bank of America in the amount of $100,000 ("BUYER'S CASHIER CHECK") for the Initial Earnest Money will constitute Seller's irrevocable acceptance of the terms and conditions of this Contract and entitle Buyer to the rights and benefits under this Contract.

                  (b) The "INSPECTION PERIOD" will commence with the Opening of Escrow and will expire on the date that is 60 days after the Opening of Escrow.


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                  (c) The completion of the purchase and sale transaction
         described in this Contract ("CLOSE OF ESCROW") will occur on or before December 23, 2005 ("OUTSIDE CLOSING DATE") on a date mutually agreed upon by Buyer and Seller. At any time prior to September 23, 2005, Buyer may elect to accelerate the Close of Escrow by delivering written notice to Seller and Escrow Agent a minimum of 90 days before the desired date of closing, and the closing will then occur on a date established in the notice. As used in this Contract, the term "CLOSING DATE" means the actual date established for closing under the Contract.

         SECTION 2.05. CLOSING COSTS AND PRORATIONS. Escrow Agent will prorate the following items between Seller and Buyer at Close of Escrow (and Buyer and Seller agree to pay their respective portions):

                  (a) Real property taxes will be prorated between Seller and Buyer as of the Close of Escrow, based upon the actual amount of taxes that are attributable to the Property for the year in which the closing occurs (even if payable, in whole or in part, in the following year) and, if the actual amount is not available, an estimate of the taxes based upon the best available information to Escrow Agent. If any prorations are based upon estimates, then re-prorations will be made post-closing when tax bills for the year in which the Closing Date occurs are received. Seller will be responsible for the payment of all real property taxes that are attributable to the period of time on and prior to the Close of Escrow, and Buyer will be responsible for the payment of all real property taxes that are attributable to the period of time after the Close of Escrow.

                  (b) With respect to any special assessments, improvement district assessments, municipal assessment districts, and the like that are a financial obligation on the Property or an owner of the Property (referred to collectively as "PROPERTY ASSESSMENTS"), Buyer and Seller agree as follows: (i) all Property Assessments that are collected as part of the real property taxes will be prorated as established above along with (and on the same basis as) the real property taxes; and (ii) all Property Assessments that are collected/paid separate from the real property taxes but that exist as of the Close of Escrow also will be prorated in the same manner as real estate taxes.

                  (c) All Tenant Deposits will be delivered to Buyer at the Close of Escrow or, alternatively, will be credited toward the Price. The "TENANT DEPOSITS" consist of all security deposits made by tenants at the Property as of the Closing Date and all security deposits made by future tenants for which there exists a signed lease for the Property but whose occupancy does not commence until after the Closing Date, whether refundable or nonrefundable and however designated (such as, for example, last month's rent, key deposit, redecorating fee, pet deposit, etc.). Tenant Deposits may be returned to the applicable tenants and/or applied to any lease payments in the ordinary course of business by Seller.

                  (d) All prepaid rents paid to Seller by tenants of the Property for periods subsequent to the Close of Escrow will be paid by Seller to Buyer at the Close of Escrow or, alternatively, will be credited toward the payment of the Price. All rental payments actually collected for the month in which the Closing Date occurs will be prorated as of the Close of Escrow. Seller will not be entitled to any credit or payment for rents due and unpaid as of the Close of Escrow, and Seller is not entitled to apply any Tenant Deposits in reduction of any unpaid rents in the 30 days prior to the Closing Date. Buyer, after the Close of Escrow, will use its good faith efforts to collect past due rents and other damages that are owed to Seller from delinquent tenants as of the Close of Escrow, but Buyer's good faith efforts will not require it to incur any expense to collect past due rents and other damages. If Buyer collects any money from tenants who, as of the Close of Escrow, have past due rents, Seller agrees that the first money received by Buyer from these tenants will be applied to then-current rents and damages until all such amounts are fully paid, and subsequently, Buyer agrees to use good-faith efforts to promptly remit to Seller any additional amounts collected from these delinquent tenants to tenant arrearages as of the Close of Escrow. Seller acknowledges that Buyer will not be required to institute any litigation or eviction proceedings or incur any cost to collect any arrearages owed to Seller.

                  (e) All operating expenses for the Property during the period of time prior to and including the Close of Escrow will be paid by Seller. Any bills for operating expenses that apply to the period of time prior to the Close of Escrow but are received by Seller or Buyer after the Close of Escrow will be paid by Seller through the post-closing adjustment mechanism described below. Buyer will be responsible for all operating expenses for the Property incurred after the Closing Date. All utility deposits posted by Seller will remain the property of Seller and will not be prorated. To the extent possible, utility prorations will be handled by meter readings on the day immediately preceding the Closing Date; otherwise, they will be based on prior months' bills and re-prorated on receipt of the actual bills. To the extent not prorated through escrow on the Closing Date, all operating expenses will be prorated and paid (adjusted), if applicable, under the post-closing adjustment mechanism established below.


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                  (f) Seller will pay all lease taxes and sales and use taxes for rents collected by Seller on and prior to the Close of Escrow and past-due rents collected by Buyer after the Closing Date and remitted to Seller, and Buyer will pay all lease taxes and sales and use taxes for rents collected ands retained by Buyer subsequent to the Close of Escrow.

                  (g) Any rental or leasing commissions attributable to leases under which the tenant first took possession (or was first required to pay rent) prior to the Close of Escrow will be paid by Seller, and any rental or leasing commissions attributable to leases under which the tenant first was required to pay rent after the Close of Escrow will be paid by Buyer.

                  (h) All prorations must be made by Escrow Agent through the Closing Date (with the Seller being deemed the owner of the Property on Closing Date). All proration items and closing costs that are not specifically dealt with under the terms of this Contract will be allocated by Escrow Agent in accordance with the Additional Escrow Instructions or, if not dealt with there, in accordance with Escrow Agent's standard custom and practice.

                  (i) To the extent the items established above cannot be accurately prorated by Escrow Agent on the Closing Date, adjustments to the prorations will be made from time to time after the Close of Escrow by Buyer and Seller directly to take account of final information as to taxes and other expenses estimated as of the Close of Escrow or to adjust rents or expenses that were not included in the prorations done at the Close of Escrow. Buyer or Seller, as applicable, will pay the other on demand all amounts as may be appropriate based on the post-closing adjustments, together with interest at 10% per annum on any amount due from the date of written demand if the amount remains unpaid more than 30 days after written demand. Adjustments to prorations (other than prorations for taxes) must be completed within 90 days after the Close of Escrow and adjustments to tax prorations must be completed within 30 days after tax bills are received by both Buyer and Seller (Buyer and Seller each agreeing to provide the other with a copy of any property tax bill received by it) after the Closing Date. These post-closing adjustment provisions (and the other provisions to which it applies) will survive the Closing.

                                  ARTICLE III
                      DUE DILIGENCE AND BUYER CONTINGENCIES

         SECTION 3.01. DUE DILIGENCE DOCUMENTS. Within five business days after the Opening of Escrow and to the extent available to Seller or readily obtainable by Seller, Seller will deliver or make available to Buyer at the Property copies of the documents listed on EXHIBIT "C" (collectively, the "DUE DILIGENCE DOCUMENTS"). If any of the Due Diligence Documents are unavailable or are not reasonably obtainable, Seller, along with delivery of the Due Diligence Documents, will notify Buyer in writing of their unavailability. Additionally, at all times during the term of the Escrow, Seller agrees to cooperate on a commercially reasonable basis with Buyer's request for additional due diligence documents that may be in Seller's possession or readily obtainable by Seller.

         SECTION 3.02. TITLE AND SURVEY. As soon as reasonably possible after the Opening of Escrow, Escrow Agent will deliver to Buyer a commitment for an extended owner's policy of title insurance ("TITLE REPORT") and copies of all non-standard exceptions to the Title Report. The Title Report must have an effective date after the Opening of Escrow. Buyer will obtain at its expense prior to the end of the Inspection Period an update to the Current Survey prepared to Buyer's specifications ("SURVEY"). Buyer will have until the end of the Inspection Period, within which to notify Seller and Escrow Agent, in writing, of Buyer's disapproval ("TITLE OBJECTIONS") of any title exceptions or other matters that are contained in the Title Report or the Survey. Buyer's failure to make its Title Objections on a timely basis will be deemed a waiver of its title contingency under Sections 3.02(a) and (b) below. Except for those matters that Seller is obligated to discharge or remove from title on or before the Closing Date (i.e., Monetary Liens described below) and disapproved Project Contracts) under the terms of this Contract, Buyer agrees to accept title to the Property subject to those matters described as title exceptions in First American Title Insurance Company of Arizona, Pro Forma Policy No. 4062756, dated February 14, 2003 ("APPROVED PRO FORMA POLICY") and disclosed on ALTA/ACSM Survey prepared by O'Neil Engineering, Inc., dated February 2003, Revision date February 24, 2003 (Job No. 3475) ("EXISTING SURVEY").


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                  (a) If Buyer makes any Title Objections on or before the end of the Title Review Period, Seller may elect, by delivering written notice to Buyer and Escrow Agent, to: (i) attempt to cure all or any of the Title Objections, in which case any Title Objections cured by Seller will be considered to have been approved by Buyer; or (ii) not attempt to cure all or any of the title Objections. Seller may cure the Title Objections only by causing the removal of record of the Title Objections, modifying of record the Title Objections, obtaining a commitment from Escrow Agent to eliminate the Title Objections from the Title Policy, or causing Escrow Agent to issue an endorsement insuring Buyer against loss or damage from the Title Objections or to provide other affirmative assurances to Buyer with regard to the Title Objections. All such cures (other than formal removal of record) must be in a form and content acceptable to Buyer, in its sole discretion. All endorsements representing a cure of a Title Objection will be paid for by Seller, unless otherwise agreed in writing. Seller's election under subsection (i) or (ii) above must be made within 10 days after Seller's receipt of the Title Objections. Seller's failure to make a timely election under subsection (i) or (ii) above will be deemed an election to not to attempt to cure under subsection (ii) above. Seller will have no obligation or duty to cure the Title Objections or to incur any expense in curing the Title Objections, except the Money Liens described below.

                  (b) If Seller has elected to attempt to cure any of the Title Objections pursuant to Section 3.02(a)(i) above and does not or cannot cure those objections within 30 days after the end of the Inspection Period (or otherwise deliver sufficient evidence within that time of Seller's ability to cure the matter at the closing), or if Seller has elected or is deemed to have elected not to attempt to cure pursuant to
         Section 3.02(a)(ii) above, Buyer, as its sole and exclusive remedy, may elect to: (i) waive its Title Objections and complete the purchase of the Property at the Price (without any price adjustment and without any right or claim to damages, credit, or offset for the Title Objections, except removal of the Money Liens, which will be paid from Seller's proceeds of sale); or (ii) cancel this Contract. Buyer's failure to make the election described in the previous sentence within 10 days after the earlier to occur of the expiration of Seller's cure period described above or Buyer's receipt (or deemed receipt) of Seller's election not to attempt to cure will be deemed an acceptance of title as described in the Title Report and Survey (except for the items that Escrow Agent has agreed to delete or modify) and a waiver of Buyer's right to cancel this Contract for a failure of Buyer's title contingency.

                  (c) If Escrow Agent, after the expiration of the Title Review Period, updates, adds to, or amends the Title Report (by endorsement, amendment, or otherwise) to include a new title exception resulting from any new matters or facts that became known or were revealed to Escrow Agent after the Opening of Escrow and that were not caused by Buyer's acts, Buyer will have until the earlier of two days prior to the Closing Date or five business days following Buyer's receipt of the amended Title Report (including legible and complete copies of all new title exceptions) to notify Seller in writing of its objections (with all new objections being considered as additional "TITLE OBJECTIONS"). If Buyer timely objects to any new title exception, the timing and cure provisions outlined in Sections 3.02(a) and (b) will apply. Notwithstanding the preceding portions of this Section 3.02(c), the Closing Date will not be extended as a result of the application of Sections 3.02(a), (b), and (c), and all decisions of Buyer must be made on or prior to the Closing Date.

                  (d) Notwithstanding anything to the contrary in this Contract, Seller, at its cost on or before the Close of Escrow, will discharge, defease, and release the Property from all deeds of trust, mortgages, installment land contracts, mechanic's liens, and consensual liens applicable to the Property (including the payment of any so-called prepayment, defeasance, or other fee) (called collectively the "MONETARY LIENS").


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         SECTION 3.03. INSPECTION.

                  (a) During the term of the Escrow and at Buyer's sole cost, Buyer and its designated agents will be permitted reasonable access to the books and records of Seller related to the operation of the Property, including tenant files and operating records (collectively, the "BOOKS AND RECORDS"). Specifically, Buyer will be permitted to review and copy, at Buyer's expense, all tenant applications and leases as well as all other Books and Records available at the Property. Buyer will provide notice to Seller of the date and time the Buyer desires to access, review, and copy Books and Records. Seller agrees to cooperate on a commercially reasonable basis (and to cause its current property manager to cooperate) in providing operational and financial reports, etc. with respect to the operation of the Property as a commercially reasonable purchaser would require.

                  (b) During the term of the Escrow, Buyer and its designated agents and independent contractors may access the Property, including meeting with and interviewing the tenants, during normal business hours to investigate the physical and environmental condition of the Property and its major components including heating, plumbing, air conditioning, electricity, etc. and to conduct all tests that Buyer may deem necessary, including tests for termite infestation. Buyer, by its execution of this Contract, specifically acknowledges that Seller has advised Buyer that termite infestation exists at the Property. All investigations and tests must be conducted in a manner that does not unreasonably interfere with Seller's maintenance, ownership, or operation of the Property or the use and enjoyment of the Property by any tenant or tenant's guest. Any inspections of individual units at the Property must be accomplished in accordance with the notice provisions of the Arizona Residential Landlord and Tenant Act. Written notification of the date and time of Buyer's investigations and test must be sent to Seller at least 48 hours before entry on the Property.

                  (c) Buyer's obligation to Close the Escrow and consummate the purchase of the Property is not conditioned on Buyer's approval of the physical condition of the Property, and Buyer expressly acknowledges that Buyer is acquiring the Property in an "as is" physical condition.

                  (d) Buyer agrees to indemnify, defend, and hold harmless Seller for, from, and against all damages, claims, and liabilities resulting from any tests and inspections performed on the Property by Buyer or its consultants, including personal injury and property damage. Specifically, Buyer agrees to restore the Property to its condition immediately prior to any invasive testing. Buyer also agrees to name Seller as an additional insured on Buyer's commercial liability insurance (with aggregate coverages of at least $1,000,000) insuring against liability for Buyer's entry on the Property.

         SECTION 3.04. REDEVELOPMENT ENTITLEMENTS. Although not a condition to Buyer's obligation to close this Escrow and consummate the purchase of the Property, Buyer is expressly authorized to make any and all investigations, inquiries, and applications from, to, or of the City of Phoenix and/or any applicable municipal, county, state, or federal agencies or authorities (collectively, the "GOVERNMENTAL AUTHORITIES") to redevelopment of the Property including a rezoning approval, height and density waivers or variances, site plan approval, development approval, land use entitlements, permits, development agreements, and the like (collectively called the "REDEVELOPMENT ENTITLEMENTS"). Seller agrees to cooperate in a commercially reasonable manner with Buyer in seeking the Redevelopment Entitlements including, whenever necessary, providing appropriate letters of authority evidencing Buyer's authority to make any necessary or desirable applications with the Governmental Authorities.

                                   ARTICLE IV
                            DEED AND REPRESENTATIONS

         SECTION 4.01. DEED. Seller will convey fee simple title to the Property to Buyer at Close of Escrow by a special warranty deed ("DEED") in the form that is attached as EXHIBIT "D".

         SECTION 4.02. SELLER REPRESENTATIONS. As of the Opening of Escrow and at all times during the Escrow through and including the Closing Date, the representations and warranties made by Seller to Buyer as detailed on EXHIBIT "E" (collectively, the "SELLER CONTRACT REPRESENTATIONS") must be true and correct.


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         SECTION 4.03. REPRESENTATION BREACH.

                  (a) Buyer's obligation to purchase the Property is conditioned upon the truth and accuracy, in all respects, of the Seller Contract Representations. If Seller obtains actual knowledge of an error in or breach of any of the Seller Contract Representations prior to Closing, Seller promptly will give written notice to Buyer. Upon receipt of Seller's notice, Buyer will have until the later of the end of the Inspection Period of 10 days after Seller's notice of error or breach to cancel the Contract and declare Seller in breach. If Buyer declares a breach, Seller will return the Initial Earnest Money to Buyer, and Escrow Agent will deliver the Additional Earnest Money to Buyer, both as Buyer's sole remedy. If the breach, however, is caused by the intentional, willful, or grossly negligent acts or misrepresentations of Seller, Buyer will be entitled to exercise its remedies established under Section 6.03 below. Unless Buyer declares a breach, the applicable Seller Contract Representation will be deemed amended by Seller's notice, and Buyer will be deemed to have elected to accept the change and proceed to close this transaction with no modification of the Price or claim on Seller.

                  (b) If, after the Close of Escrow, Buyer first discovers a breach of Seller's representations and warranties, Buyer will be entitled to bring an action against Seller for the actual and direct damages incurred by Buyer as a result of the breach taking into account Buyer's proposed redevelopment plans. Any award of damages will not include punitive damages (except to the extent of fraud of Seller) or consequential damages, whether or not foreseeable.

         SECTION 4.04. SURVIVAL. The Seller Contract Representations will survive the Close of Escrow and the delivery of the deed for: (i) in the case of the Seller Authority Reps, a period of two years; and (ii) in the case of the Notice Reps, Physical Condition Reps, and Operational Reps, a period of one year; however, these limitations will not apply to any representation that Buyer claims has been breached in a written notice to Seller delivered prior to the end of the applicable period but not settled prior to the end of the applicable period (a "TIMELY CLAIMED BREACH"). None of the foregoing limitations will apply to any action of Buyer against Seller for intentional misrepresentations, the cause of action for which will be limited solely by any applicable statute of limitations under Arizona law.

         SECTION 4.05. NO OTHER WARRANTY. Except as expressly set forth in this Contract or any of the documents to be executed pursuant to this Contract ("ADDITIONAL DOCUMENTS"), Buyer acknowledges that Seller is selling the Property "AS IS" and that neither Seller nor its representatives or agents have made any warranties or representations, express or implied, oral or written, regarding any matter pertaining to the Property or its use including: (i) the physical condition, environmental condition, zoning, use, valuation, intended use, or other condition of the Property; (ii) its merchantability; (iii) its fitness for a particular purpose; or (iv) the physical condition, environmental condition, zoning, use, valuation, intended use, or other condition of any neighboring property.

         SECTION 4.06. PROPERTY CONDITION; OPERATING POLICIES.

                  (a) Between the Opening of Escrow and the Close of Escrow, Seller will use its reasonable efforts to operate and maintain the Property in substantially the same manner, condition, and repair (subject to only ordinary wear and tear) as Seller has operated the Property prior to the Opening of Escrow. During the term of this Escrow, Seller will not sell or otherwise dispose of any of the items comprising the Property or mortgage or create liens or encumbrances against the Property, except the use of regular operating inventory in the ordinary course of business and, to the extent Seller would otherwise replace any disposed of item in the normal course of its operations, Seller will replace the disposed of items.

                  (b) After the Opening of Escrow and except for tenant leases, Seller agrees that it will not enter into, terminate, or amend Project Contract affecting the Property, including those for the furnishing of goods or services to or for the benefit of the Property, except for the entering into Project Contracts that are terminable without penalty upon not more than 30 days notice or unless Seller first obtains Buyer's written consent, whose consent will not be unreasonably withheld.

                  (c) Seller will maintain property, casualty, and liability insurance on the Property until the Close of Escrow. Prior to the Close of Escrow, Seller will not market the Property for sale or otherwise accept, solicit or negotiate any offers for sale or refinance.

                  (d) On or before the expiration of the Inspection Period, Buyer may give written notice to Seller of Buyer's disapproval of any business leases and all project, service, advertising, locater service, and management contracts affecting the use or operation of the Property including laundry, telephone, signage, cable television, broadband, internet, cell towers, and antennae contracts (collectively, the "PROJECT CONTRACTS"). If Buyer disapproves any of the Project Contracts, Seller, without adjustment to the Price, must cause the Project Contracts to be cancelled as of the Closing Date and, notwithstanding anything to the contrary, must cause all recorded memorandum, security interests, or other written and recorded instruments evidencing the Project Contracts to be fully released of record. All Project Contracts not disapproved by Buyer are called "APPROVED PROJECT CONTRACTS."

                  (e) Seller will keep all vacant and unleased residential units in generally the same condition as vacant units as of the Opening of Escrow.

                  (f) After Buyer's deposit of the Second Additional Earnest Money, Seller upon the written request of Buyer agrees to cooperate on a commercially reasonable basis to manage all lease expirations, renewals, and new leases so as to minimize the unexpired terms of tenant leases in existence on the Closing Date. This obligation to cooperate includes Seller's discussion with Buyer and formulation of a joint plan as to these matters and the implementation of that plan.

                                   ARTICLE V
                                CLOSING DOCUMENTS

         SECTION 5.01. SELLER'S CLOSING DOCUMENTS AND ITEMS. By no later than the Closing Date, Seller will deliver to Escrow Agent the following documents and items (all in form reasonably acceptable to Buyer, to the extent not in agreed form as an exhibit to this Contract):

                  (a) The Deed;

                  (b) A Bill of Sale transferring Seller's interest in the Personalty in the form attached as EXHIBIT "F";

                  (c) The Assignment and Assumption of Contracts, Leases and Other Rights ("ASSIGNMENT") in the form attached as EXHIBIT "G";

                  (d) The most current rent roll for the Property, not dated more than three days prior to Close of Escrow and certified as true and complete by Seller;

                  (e) All keys, combinations, tenant leases, tenant histories, and the like pertaining to the Property that are in Seller's possession;

                  (f) Authorizations and resolutions from Seller authorizing the consummation of this sale;

                  (g) An Affidavit of Property Value;

                  (h) A Non-Foreign Affidavit;

                  (i) Evidence of termination of all Project Contracts required to be terminated by Seller pursuant to other provisions of this Contract;

                  (j) Title affidavits, undertakings and any and all other documents reasonably required by the Escrow Agent to issue the Title Policy;

                  (k) A letter jointly signed by Seller and Buyer notifying the tenants that the Property has been sold to Buyer, advising the tenants to pay all rent to Buyer and containing other similar information reasonably required by Buyer;

                  (l) Letters to all vendors under agreements to be assigned to Buyer at Close of Escrow advising them of the transfer of the Property to Buyer and containing other related information reasonably required by Buyer;

                  (n) Originals (or certified copies to the extent that originals are unavailable) of all warranties, guaranties, licenses, permits, leases, service contracts and other documents related to the ownership, construction, operation and leasing of the Property; and

                  (m) Any other documents that may be reasonably necessary or appropriate to perform and satisfy the obligations of Seller under this Contract (including the release, discharge, and/or defeasance of the Monetary Liens).

         SECTION 5.02. BUYER'S CLOSING DOCUMENTS AND ITEMS. By no later than the Closing Date, Buyer will deliver to Escrow Agent the following documents and items:

                  (a) The Closing Cash;

                  (b) The Assignment;

                  (c) An Affidavit of Property Value;

                  (d) Appropriate evidence of due authorization and proper formation of Buyer; and

                  (e) Any other documents that may be reasonably necessary or appropriate to perform and satisfy the obligations of Buyer under this Contract.

         SECTION 5.03. TITLE POLICY. Concurrent with the Close of Escrow, Escrow Agent will irrevocably commit to issue to Buyer a commitment to issue Escrow Agent's extended coverage owner's policy of title insurance ("TITLE POLICY") in the amount of the Price, subject only to Escrow Agent's standard conditions and stipulations of the policy and those matters approved or deemed approved by Buyer in accordance with Section 3.02. The cost of the Title Policy will be split by Buyer and Seller as established in the Additional Escrow Instructions.

         SECTION 5.04. CLOSING. When Escrow Agent holds each of the closing documents listed under Sections 5.01 and 5.02 and is committed to issue the Title Policy, Escrow Agent is authorized to complete the Close of Escrow by:

                  (a) Recording and delivering to Buyer the Deed and the Affidavit of Property Value after paying off, releasing, discharging, or defeasing the Monetary Liens;

                  (b) Issuing or irrevocably committing to issue the Title Policy to Buyer;

                  (c) Delivering to Buyer and Seller a final closing settlement statement in a form and content approved by Buyer and Seller;

                  (d) Paying from Buyer's Earnest Money and any other Buyer deposits Buyer's share of closing costs and expenses (as allocated and prorated in this Contract);

                  (e) Delivering to Seller, in immediately available funds, the Price, less only Seller's closing costs and expenses (as allocated and prorated in this Contract) with the balance of the Earnest Money to be applied to the Price; and

                  (f) Delivering to Seller and Buyer fully executed originals (where applicable) or copies of the closing documents.

         SECTION 5.05. POSSESSION. On the Closing Date, Seller will deliver exclusive possession of the Property to Buyer, subject to those title matters approved by Buyer, the tenant leases, and the Approved Project Contracts.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         SECTION 6.01. INDEMNITY FOR ENTRY. Buyer, on demand, must indemnify, defend, and hold harmless Seller for, from, and against any and all loss, cost, damage, claim, liability, or expense, including court costs and attorney fees in a reasonable amount, arising out of Buyer's or its agent's or its independent contractor's entry on the Property for the purposes of its inspections and tests; however, Buyer will have no liability for any punitive damages or for or with respect to pre-existing conditions. The foregoing indemnity includes any repairs necessary to restore the Property to its condition prior to the entry and to remove and release any mechanic's and materialman's liens.

         SECTION 6.02. DEFAULT OF BUYER. If Buyer breaches this Contract, Seller, as its sole remedy, will be entitled to deliver a notice of immediate cancellation to Buyer and Escrow Agent and be paid the sum of $500,000, as full, liquidated, and agreed-upon damages for Buyer's breach or default, against which by Buyer will be created the Initial Earnest Money and any Additional Earnest Money deposits made by Buyer and released to Seller. With the fluctuation in land values, the unpredictable state of the economy, the fluctuating money market for real estate loans, and other factors that affect the marketability of the Property, Buyer and Seller agree that it would be impractical and extremely difficult to estimate the actual damages that Seller may suffer in the event of a default by Buyer. This remedy provision has been agreed-upon after specific negotiation, keeping in mind the difficulties in estimating actual damages. Buyer and Seller agree that the Earnest Money represents a reasonable estimate of the total damages.

         SECTION 6.03. DEFAULT BY SELLER. If Seller breaches this Contract, Buyer, as Buyer's sole and exclusive remedy, may elect to: (i) cancel this Contract and the Escrow and receive a refund of its Earnest Money; (ii) enforce specific performance of this Contract without any right whatsoever against Seller to any offset or credit against the Price or to any other equitable or legal remedies or monetary damages; (iii) if specific performance is not available, commence an action for actual damages; or (iv) elect to waive the breach and close the transaction. Buyer's cancellation notice under subsection
(i) above will be deemed effective immediately upon delivery of written notice of the cancellation to Seller and Escrow Agent. If Buyer fails to file suit for its remedy of specific performance within 90 days following the scheduled Closing Date, Buyer will be deemed to have waived its specific performance remedy.

         SECTION 6.04. ATTORNEY'S FEES. If any action is brought by either Buyer or Seller regarding its rights under this Contract, the prevailing party will be entitled to attorney fees in a reasonable amount, expenses, and court costs both at trial and on appeal.

         SECTION 6.05. NOMINATION AND ASSIGNMENT. Buyer may assign its rights under this Contract to an Affiliated Entity by providing notice of the assignment to Seller and to Escrow Agent at least two days prior to the effective date of the assignment. Except for permitted assignment to an Affiliated Entity as described in the preceding sentence, Buyer may not assign or otherwise transfer any of its rights under this Contract without the prior written consent of Seller, whose consent may be given or withheld in Seller's commercially reasonable discretion. The term "AFFILIATED ENTITY" means any entity that is owned, managed, or controlled by Buyer or by an affiliate of Buyer. Any assignee of Buyer, by accepting an assignment, will be deemed to have assumed all of the obligations of Buyer under this Contract; however, in the case of any assignment, the original Buyer will not be released from its obligations under the Contract but will remain liable for all obligations under the Contract that are the obligations of the Buyer. Subject to the limitation contained above in this paragraph, this Contract is binding on and will inure to the benefit of the successors or assigns of Buyer and Seller. No person other than Buyer, Seller, and Escrow Agent is a party to this Contract, and no person will be deemed or is intended to be a third-party beneficiary to this Contract.

         SECTION 6.06. CASUALTY AND CONDEMNATION. Seller will promptly provide notice to Buyer of any loss, damage, or taking ("LOSS") prior to Close of Escrow. If the amount of the Loss exceeds $100,000 (or the Loss involves the taking of access, parking or other material benefits, or facilities), then, within 15 days of Buyer's receipt of Seller's notice of the Loss, Buyer may elect to either: (i) terminate this Contract, in which case Buyer will be entitled to a return of all Earnest Money; or (ii) proceed with the purchase of the Property. If Buyer fails to timely provide notice of its election or if the amount of the Loss does not exceed $100,000 (and does not involves the taking of access, parking, or other material benefits or facilities), then Buyer and Seller will proceed under subsection (ii). If Buyer and Seller proceed, the Price will be adjusted downward by the amount of all awards and payments actually paid to Seller by the insurer or the condemning authority plus any deductible amounts under any applicable policies of insurance and other uninsured amounts. If Seller has not actually received the entire award or payment from the insurer or the condemning authority at the Close of Escrow, Seller also will assign to Buyer all of its rights to any further awards or payments (including, without limitation, all casualty and rent loss proceeds).

         SECTION 6.07. GOVERNING LAW AND EXCLUSIVE JURISDICTION. This Contract is to be governed by and construed and enforced in accordance with the laws of the State of Arizona. Any action brought to interpret, enforce, or construe any provision of this Contract must be commenced and maintained in the Superior Court of the State of Arizona, Maricopa County, or in the United States District Court for the District of Arizona. All parties irrevocably consent to this jurisdiction and venue and agree not to transfer or remove any action commenced in accordance with this Contract.

         SECTION 6.08. CONSTRUCTION. The terms and provisions of this Contract represent the results of negotiations between Seller and Buyer, neither of which have acted under any duress or compulsion, whether legal, economic, or otherwise. Consequently, the terms and provisions of this Contract will be interpreted and construed in accordance with their usual and customary meanings, and Seller and Buyer each waive the application of any rule of law which states that ambiguous or conflicting terms or provisions are to be interpreted or construed against the party whose attorney prepared the Contract or any earlier draft of the Contract.

         SECTION 6.09. ENTIRE AGREEMENT. This Contract constitutes the entire understanding between the parties pertaining to the subject matter of this Contract, and all prior agreements, representations, and understandings of the parties, whether oral or written, are superseded and merged in this Contract. No supplement, modification, or amendment of this Contract will be binding unless in writing and executed by the parties. No waiver of any of the provisions of this Contract will be deemed or will constitute a waiver of any other provisions, whether or not similar, nor will any waiver be a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver. Time is of the essence in the performance of each and every term of this Contract.

         SECTION 6.10. MISCELLANEOUS DEFINITIONS AND STANDARDS. Whenever the terms "SOLE DISCRETION", "SOLE AND ABSOLUTE DISCRETION", or "SOLE OPTION" are used, these terms will mean that the act or decision of the party may be made in the party's independent and individual choice of judgment, without regard to any objective or other standard of consideration. Except for those acts or decisions that may be made in a party's "sole discretion" etc., all acts or decisions of any party to this Contract must be exercised with reasonable discretion. Whenever the phrase "TO SELLER'S KNOWLEDGE" or any variation of either phrase is used, the phrase will mean that the matter represented is made based upon the actual knowledge of Dan Pryor and Sherry Wilzig Izak, without any duty of investigation or verification of the matter on a current or ongoing basis and subject to all information given and disclosures made pursuant to this Contract. The term "WILL" denotes a mandatory obligation, and the term "MAY" is a permissive word denoting an option. All references in this Contract to the "ESCROW AGENT" will be deemed to include the applicable title insurance underwriter for the Title Policy.

         SECTION 6.11. COUNTERPARTS. This Contract and any amendments may be executed in any number of original or telecopy counterparts, each of which will be effective on delivery and all of which together will constitute one binding agreement of the parties. Any signature page of the Contract may be detached from any executed counterpart of the Contract without impairing the legal effect of any signatures and may be attached to another counterpart of the Contract that is identical in form to the document signed (but that has attached to it one or more additional signature pages).

         SECTION 6.12. SEVERABILITY. If any one or more of the provisions of this Contract or the applicability of any provision to a specific situation is held invalid or unenforceable, the provision will be modified to the minimum extent necessary to make it or its application valid and enforceable in a manner consistent with the intent of this Contract, and the validity and enforceability of all other provisions of this Contract and all other applications of the enforceable provisions will not be affected by the invalidity or unenforceability of any provision, so long as the Contract may still be enforced in a manner consistent with the intent of Buyer and Seller.

         SECTION 6.13. CONFIDENTIALITY. Without the prior written approval of Buyer and Seller, neither Seller, Buyer, nor Escrow Agent will make, authorize, or confirm any public announcement of this transaction or discuss this transaction or otherwise disclose any portion of the Due Diligence Documents, Books and Records (including all operating information) or results of environmental reports and assessments performed by Buyer, except as required by law or, as for Buyer, with those persons directly involved in the transaction including attorneys, advisors, partners, investors, consultants, accountants, and prospective lenders, without the prior written or oral consent of Seller.

         SECTION 6.14. TAX DEFERRED EXCHANGE. Seller and Buyer agree to cooperate in a commercially reasonable manner with each other and any designated exchange intermediary or exchange accommodation titleholder in order to effectuate a tax deferred exchange of the Property under Section 1031 of the Internal Revenue Code. This obligation to cooperate does not include requiring the other party to take title to any other property to complete the exchange, to issue any legal opinions, to increase the potential liability of the non-exchange party, or to expand legal fees to review exchange documents in other than a diminimus (less than $1,000) amount.





            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Executed as of the Contract Date.
"BUYER"                                                      "SELLER"
GDG Partners L.L.C., an Arizona limited                      Biltmore Club Apartments, L.L.C.,
liability company                                            a Delaware limited liability company

By:                                                          By:
       -----------------------------------------------              ------------------------------------------

Name:                                                        Name:
       -----------------------------------------------              ------------------------------------------

Title:                                                       Title:
       -----------------------------------------------              ------------------------------------------



--------------------------------------------------------------------------------
                            ESCROW AGENT'S ACCEPTANCE
--------------------------------------------------------------------------------

         By its execution below, Escrow Agent accepts this Contract as its escrow instructions and acknowledges receipt of the Contract executed by Buyer and Seller. Upon its execution, Escrow Agent agrees to: (i) insert the relevant escrow number on the first page of this Contract; (ii) insert the date of the Opening of Escrow below; and (iii) return one fully executed counterpart of the Contract to Buyer and Seller and retain one for Escrow Agent's files.

                                          Lawyers Title of Arizona, Inc.

                                          By:
                                              --------------------------------
                                              Its: Authorized Agent


                                          Date of "OPENING OF ESCROW"

--------------------------------------------------------------------------------
                           ACKNOWLEDGEMENT OF RECEIPT
--------------------------------------------------------------------------------

         By its execution below, Seller acknowledges to Buyer and Escrow Agent that Seller has received directly from Buyer the Initial Earnest Money in Good Funds and has accepted the terms and conditions of the Contract and has agreed that this Contract is a binding contract and agreement of Seller.

                      Biltmore Club Apartments, L.L.C., a Delaware limited liability company

                      By:
                          -----------------------------------------------------
                      Name:
                            ---------------------------------------------------
                      Title:
                             --------------------------------------------------

                             SCHEDULE OF DEFINITIONS
                                       FOR
                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
                                   (ALL CASH)


TERM                                            SECTION LOCATION IN CONTRACT

Additional Documents                                      4.05
Additional Earnest Money                                  2.01(c)
First Additional Earnest Money                            2.01(b)
Second Additional Earnest Money                           2.01(c)
Affiliated Entity                                         6.05
Agreement                                                 1.01
Approved Pro Forma Policy                                 3.02
Approved Project Contracts                                4.06(d)
Assignment                                                5.01(c)
Books and Records                                         3.03(a)
Broker                                                    2.03
Buyer                                                     Cover page
Buyer's Cashier Check                                     2.04(a)
Closing Cash                                              2.01(d)
Closing Date                                              2.04(c)
Close of Escrow                                           2.04(c)
Contract                                                  1.01
Contract Date                                             Cover page
Contract Rights                                           1.02
Deed                                                      4.01
Due Diligence Documents                                   3.01
Earnest Money                                             2.02
Employed Broker                                           2.03
Escrow                                                    Cover page
Escrow Agent                                              Cover page and 6.10
Excluded Model Furnishings                                1.05
Existing Environmental Report                             Exhibit "E"
Existing Survey                                           3.02
Good Funds                                                2.02
Governmental Authorities                                  3.04
Improvements                                              1.02
Initial Earnest Money                                     2.01(a)
Inspection Period                                         2.04(b)
Loss                                                      6.06
May                                                       6.10
Monetary Liens                                            3.02(d)
Notice Reps                                               Exhibit "E"
Opening of Escrow                                         2.04(a)
Operational Reps                                          Exhibit "E"
Other Rights                                              1.02
Outside Closing Date                                      2.04(c)
Personalty                                                1.02
Physical Condition Reps                                   Exhibit "E"
Price                                                     2.01
Project Contracts                                         4.06(d)
Property                                                  1.02
Property Assessments                                      2.05(b)
Property Condition Report                                 Exhibit "E"

Real Property                                             Cover page
Redevelopment Entitlements                                3.04
Seller                                                    Cover page
Seller Contract Representations                           4.02
Seller Authority Reps                                     Exhibit "E"
Sole discretion                                           6.10
Sole and absolute discretion                              6.10
Sole option                                               6.10
Survey                                                    3.02
Tenant Deposits                                           2.05(c)
Timely Claimed Breach                                     4.04
Title Objections                                          3.02 and 3.02(c)
Title Policy                                              5.03
Title Report                                              3.02
To Seller's knowledge                                     6.10
Will                                                      6.10


THIS SCHEDULE OF DEFINITIONS HAS BEEN ATTACHED AND PROVIDED FOR CONVENIENCE AND EASE OF REFERENCE ONLY. OTHER DEFINED TERMS MAY APPEAR IN THE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS.

                                   EXHIBIT "A"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                    (Legal Description of the Real Property)

                                   EXHIBIT "B"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                        (Additional Escrow Instructions)

                         ADDITIONAL ESCROW INSTRUCTIONS
                                  (COMMERCIAL)


Buyer and Seller instruct Escrow Agent to allocate all closing prorations and to pay all closing costs as follows:

------------------------------------------------------------------------------------- -------------- ---------------
                                        ITEM                                             SELLER          BUYER
------------------------------------------------------------------------------------- -------------- ---------------
CLOSING COSTS
o   Escrow charges                                                                          1/2            1/2
o   Recordation cost of Deed and Affidavit                                                                 X
o   Recordation cost of Releases/Reconveyance required under Contract                       X
o   Recordation cost of New Encumbrances
o   Owner title policy (Form: Standard)                                                                    X
o   Lender title policy (Form: Extended)                                                    X             Ext.
                                                                                                           X
------------------------------------------------------------------------------------- -------------- ---------------

"Contract" means the Purchase Agreement and Escrow Instructions to which these Additional Escrow Instructions are attached. "COE" means the Close of Escrow, as defined in the Contract. "NA" means not applicable. Fire insurance will be provided by Buyer at the COE under a new policy, if applicable. Unless otherwise indicated above or in the Contract, the COE will be used as the proration date for all prorations.

Buyer and Seller further agree that:

         1. Buyer and Seller: (i) will deposit with Escrow Agent the necessary documents to complete the sale as established by the terms of the Contract; (ii) authorize Escrow Agent to deliver or record all documents at the time designated by the Contract; and (iii) authorize Escrow Agent to pay, from funds held by it under the Contract, all charges and obligations necessary to consummate this transaction.

         2. Buyer and Seller will indemnify and hold harmless Escrow Agent from all costs, damages, attorney fees, expenses, and liabilities that Escrow Agent may incur or sustain in connection with the Contract, including any interpleader action brought by Escrow Agent, except for those matters arising out of the negligent acts or omissions, willful misconduct, breach contract, or breach of fiduciary duty of Escrow Agent.

         3. When the Contract has been complied with by all parties, Escrow Agent will deliver, by recording in the appropriate public office, all necessary documents, disburse all funds, and issue the title insurance policies described in the Contract.

         4. If conflicting demands are made upon Escrow Agent concerning the Contract, Buyer and Seller agree that Escrow Agent may hold any money and documents deposited under this Contract until Escrow Agent receives mutual instructions from Buyer and Seller or until a civil action has been finally concluded in a court of competent jurisdiction determining the rights of Buyer and Seller. In the alternative and at its discretion, Escrow Agent may commence a civil action to interplead any conflicting demands in a court of competent jurisdiction. Escrow Agent's deposit with the court of all documents and funds concerning this Escrow will relieve Escrow Agent of all further liability and responsibility under the Contract, except for those matters arising out of the negligent acts or omissions of Escrow Agent.

         5. Buyer and Seller instruct Escrow Agent to execute, on behalf of the Seller and Buyer, the affidavit of value, using the total consideration for the established value, unless instructed by Seller and Buyer to the contrary.

         6. All title insurance policies will be issued by an underwriter approved by Buyer and Seller.

         7. All disbursement of funds by Escrow Agent will be made by wire transfer of funds or Escrow Agent's check, as directed by Buyer or Seller as applicable.

         8. Buyer and Seller agree to pay all escrow charges at the lesser of the rates identified in Escrow Agent's filed fee schedule as of the date of the Contract or as of the COE.

         9. The time for performance of any obligation or for the taking of any action under the Contract will be deemed to expire at 5:00 p.m. (Arizona time) on the last day of the applicable time period established in this Agreement. In calculating any time period under the Contract that commences upon the receipt of any notice, request, demand, or document, or upon the happening of any event, the date upon which the notice, request, demand, or document is received or the date the event occurs (or is deemed to have occurred) is not included within the applicable time period, but the applicable time period will commence on the day immediately following. If the time for performance of any obligation or for taking any action under the Contract expires on a Saturday, Sunday, legal holiday, or any date Escrow Agent is not open for business, the time for performance or for taking such action will be extended to the next succeeding day which is not a Saturday, Sunday, or legal holiday and during which Escrow Agent is open for business.

         10. Escrow Agent is designated as the "Reporting Person" within the meaning of Treasury Regulation Section 1.6045-4(e)(5) with respect to the closing of the transactions contemplated by the Contract. Escrow Agent acknowledges that it is an eligible person for reporting this transaction under Treasury Regulation Section 1.6045-4(e)(5)(ii) and agrees: (i) to comply on a timely basis with all reporting and filing requirements of Internal Revenue Code
Section 6045(e); and (ii) to utilize the information in this Contract, as amended, for the purposes of supplying any required information to the Internal Revenue Service such as, for example, the identity of the transferee and transferor, and the description of the Land. Buyer and Seller agree to cooperate with Escrow Agent's requests related to any required reporting or filing under Internal Revenue Code Section 6045(e), and Escrow Agent is authorized to disclose any information contained in the Contract to the Internal Revenue Service for the purposes of complying with Escrow Agent's obligations under this paragraph. Escrow Agent agrees to be liable for all penalties and liabilities imposed by the Internal Revenue Service as a result of Escrow Agent's failure to comply with its obligations under this paragraph.

         11. All notices, requests, demand, and other communications required or permitted under this Contract must be in writing and will be deemed to have been delivered, received, and effective: (i) on the date of service, if served by hand-delivery or by facsimile telecopy on the party to whom notice is to be given; or (ii) on the date that is one business day after deposit of the notice properly addressed to the party at the address shown on the cover page to this Contract, if sent by national overnight delivery; or (iii) three days after deposit of the notice properly addressed, if sent by U.S. certified mail, return-receipt requested. The addresses, telephone numbers, and telecopy numbers shown on the first page of this Contract are the places and numbers for delivery of all notices. Any party may change the place or number for delivery of notice by notifying all other parties.

                                   EXHIBIT "C"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                            (Due Diligence Documents)

The Due Diligence Documents consist of the following:

         (a) Monthly and yearly operating statements and income and expense statements for the Property for calendar year 2004, which Seller will update with current monthly statements for 2005 as they are prepared;

         (b) 2003, 2004, and 2005 (when available) capital and operating budgets;

         (c) A current rent roll for the Property, together with information on concessions currently in effect, an aged receivables report, and a security deposit report, all of which will be updated when requested by Buyer on a monthly basis during the term of the Escrow by Seller;

         (d) The most current inventory list of all Personalty;

         (e) Real estate tax or special assessment statements for the years 2003 and 2004, including any correspondence related to property tax appeals;

         (f) Copies of all Project Contracts;

         (g) A representative example of the form of all residential leases affecting the Property and any corporate unit agreements;

         (h) Any recent appraisals of the Project that are in Seller's possession;

         (i) The Approved Pro Forma Policy, Existing Survey, Property Condition Report, and Existing Environmental Report, true copies of which have been provided by Seller to Buyer as of the Contract Date;

         (j) Copies of all warranties, plans, specifications, building permits, operating licenses, ADA compliance information, permits, governmental notices, notices regarding litigation, fair housing notices, notices of ADA violations or non-compliance, warranties, guaranties, bonds, certificates of occupancy, geotechnical (soils) reports, and engineering reports for the Property that are available (if any) and in Seller's possession.

         (k) A certificate of insurance showing the amounts of casualty and liability insurance maintained by Seller with respect to the Property together with a summary and explanation of all insurance claims made within the 24 months prior to the Contract Date;

         (l) Any notices of current or prior (last 24 months) code violations and any non-privileged correspondence with government agencies regarding the notices or cure; and

         (m) All correspondence from tenants or vendors/service providers under the Project Contracts that allege a default or breach by Seller under the terms of any lease or Project Contract or that otherwise could have a material impact on the Property and its condition or operation.

                                   EXHIBIT "D"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                                     (Deed)

WHEN RECORDED RETURN TO:
Lynn T. Ziolko
Kutak Rock LLP
8601 North Scottsdale Road, Third Floor
Scottsdale, Arizona 85253-2742



                              SPECIAL WARRANTY DEED

         For valuable consideration, the receipt and sufficiency of which are acknowledged, ________________________, a(n) __________________________________
("GRANTOR"), conveys to ___________________, a(n) ___________________
("GRANTEE"), the following real property situated in Maricopa County, Arizona, together with all appurtenant interests, benefits, rights, and privileges and any improvements located on the following real property (collectively, the "PROPERTY").

     See EXHIBIT "A" attached hereto and incorporated by this reference Subject to all current and non-delinquent taxes and assessments and all matters of record in the Official Records of Maricopa County, Arizona, Grantor agrees to warrant and defend Grantee's title to the Property against the acts of Grantor, but none other.

     DATED as of                 , 20
                ----------------      ------

a(n)
     ---------------------------------------

By:
     ---------------------------------------

Name:
     ---------------------------------------

Title:
     ---------------------------------------

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this ___ day of ________________, 20__, by ___________________________, the
______________________ of ___________________________, a(n)____________________,
for the purposes therein contained.


                                   ------------------------------
                                   Notary Public


My Commission Expires:

                                   EXHIBIT "E"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                     (Seller representations and warranties)

E-1 -- As to those matters related to the power and authority of Seller to sell the Property to Buyer under this Contract (collectively called the "SELLER AUTHORITY REPS"), Seller represents and warrants to Buyer as follows:

                  (a) Seller is not prohibited from consummating the transaction contemplated by any law, regulation, agreement, order, or judgment.

                  (b) Seller is legally capable and properly authorized to perform all of its obligations as described in this Contract. No additional shareholder, director, member, or partner approvals are required to make this Contract a binding agreement of Seller once Seller has signed the Contract or deposited, negotiated, or otherwise accepted Buyer's Cashier Check.

                  (c) Seller is not party to any other current contracts for the sale, exchange, or transfer of all or any portion of the Property.

                  (d) The person signing this Contract on behalf of Seller is legally and properly authorized and empowered to sign the Contract and bind Seller to its terms and conditions.

                  (e) The existing first position loan on the Property can be defeased, and Seller will undertake, at its sole cost, all actions necessary to cause the defeasance to occur.

E-2 -- As to those matters with respect to the condition of the Property disclosed or referred to in third party notices (collectively called the "NOTICE REPS"), Seller represents and warrants to Buyer as follows:

                  (a) Seller has no knowledge of any pending or threatened condemnation or similar proceedings affecting the Property or any portion.

                  (b) Seller has no knowledge and has received no notifications from any Governmental Authorities having jurisdiction over the
         Property: (i) requiring any work to be done on the Property; or (ii) alleging any violation of an applicable ordinance, rule, regulation, or law with respect to the Property.

                  (c) Seller has received no notices by from any tenant claiming that Seller is in material default of its obligations as landlord.

                  (d) Seller has received no notice and has no knowledge of any actual or threatened claim, demand, damage, action, cause of action, litigation or other proceedings affecting the Property other than for rent collection or eviction related matters that have been disclosed to Buyer in writing.

         E-3 -- As to those matters related to the legal or physical condition of the Property (collectively called the "PHYSICAL CONDITION REPS"), Seller represents and warrants to Buyer as follows:

                  (a) The Property Conditions Assessment dated January 13, 2002, prepared by Property Solutions Incorporated (Project No. 20023437) ("PROPERTY CONDITION REPORT"), as provided to Buyer, is a true copy of the original report, and the current condition of the Property is substantially the same as described in the Property Condition Report, subject to ordinary wear and tear.

                  (b) Seller has no knowledge of the existence of any past or present environmental condition (including, without limitation, mold, PCBs and other hazardous or toxic waste or substance) or hazardous substance on the Property, except as set forth in the Phase I Environmental Site Assessment report dated January 5, 2002, prepared by Property solutions Incorporated (Project No. 20023436) ("EXISTING ENVIRONMENTAL REPORT"), a true copy of which has been provided to Buyer.

                  (c) Seller owns marketable fee simple title to the Property subject only to: (i) those matters set forth in the Approved Pro Forma Policy, a true copy of which has been provided to Buyer; and (ii) those matters disclosed by the Existing Survey, a true copy of which has been provided to Buyer.

E-4 -- As to those matters related to the financial or operational status or condition of the Property (collectively called the "OPERATIONAL REPS"), Seller represents and warrants to Buyer as follows:

                  (a) All rent rolls of the Property delivered to Buyer pursuant to this Contract accurately set forth the lease status of the Property and all information established in the rent rolls is true and complete in all material respects as of the respective dates.

                  (b) To Seller's knowledge, all Due Diligence Documents provided by Seller to Buyer are true and complete copies in all material respects of the Due Diligence Documents in Seller's possession.

                  (c) Other than tenants in possession as disclosed in the rent roll delivered to Buyer or as otherwise disclosed in the Title Report, no one other than Seller is in possession of the Property.

                  (d) There are no property agreements or contracts affecting the Property or its use or operation or to which Seller is a party other than as disclosed in the Due Diligence Documents. To Seller's knowledge, there are no material defaults in existence with respect to any Project Contracts. There are no locator agreements, leasing brokerage agreements or other similar agreements affecting the Property or to which Seller is a party that will be binding on Buyer after Close of Escrow.

                                   EXHIBIT "F"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
                                 (Bill of Sale)

                                  BILL OF SALE


         ______________________________, a(n) _______________________________
("SELLER"), for and in consideration of the payment of a portion of the amounts described in the Purchase Agreement and Escrow Instructions dated ________________, 2005 (as amended, the "CONTRACT"), sells and delivers to
_____________________________________ a(n) ____________________________
("BUYER"), and its successors and assigns, all equipment, furnishings, appliances, and items of personal property that are located on or used in connection with the improved real property known as "Biltmore Club Apartments," including, without limitation, those items described on APPENDIX ONE ("PERSONAL PROPERTY").

         Seller represents and warrants to Buyer that: (i) Seller is the sole owner of all of the Personal Property; (ii) Seller has all requisite power and authority to transfer and convey the Personal Property to Buyer; (iii) to the extent necessary, Seller has obtained all consents and approvals required to transfer the Personal Property to Buyer; and (iv) the Personal Property is free and clear from all pledges, liens, claims, and encumbrances of any type or nature. Seller, at its sole cost and expense, agrees to defend title to the Personal Property against all claims and demands of any type or nature.

         Seller transfers and assigns to Buyer any and all representations or warranties (express or implied) and other rights, claims, and causes of action of Seller relating to the Personal Property that may be enforceable against manufacturers, distributors, suppliers, vendors, or servicers of the Personal Property (collectively, the "WARRANTIES").

         Seller, at its sole cost and expense, agrees to perform, execute, and/or deliver (or to cause to be performed, executed, and/or delivered) any additional documents and/or assurances that Buyer may reasonably request to insure, secure, or perfect Buyer's interest in any item transferred to Buyer by this Bill of Sale or to otherwise fully and effectively carry out the intent and purpose of this Bill of Sale or the Contract.

         EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS, IF ANY, MADE BY SELLER IN THIS BILL OF SALE OR UNDER THE CONTRACT, SELLER: (I) HAS SOLD AND DELIVERED THE PERSONAL PROPERTY TO BUYER IN AN "AS-IS" AND "WHERE-IS" CONDITION, SUBJECT TO ALL FAULTS AND DEFECTS, AND WITHOUT ANY IMPLIED WARRANTIES OF ANY NATURE INCLUDING ANY IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY; (II) HAS MADE NO WARRANTIES OR REPRESENTATIONS THAT EXTEND BEYOND THE DESCRIPTION IN THIS BILL OF SALE OR THE CONTRACT; AND (III) HAS MADE NO REPRESENTATION OR WARRANTY REGARDING THE PHYSICAL OR OPERATING CONDITION OF THE PERSONAL PROPERTY.

         This Bill of Sale will be effective as to the transfer of all of the above-described Personal Property as of ___________, 20__.

a(n)
     --------------------------------------------

By:
    ---------------------------------------------

     Its:
          ---------------------------------------

                                   EXHIBIT "G"
                                       TO
                               PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS
                                   (ALL CASH)
               (Assignment of Leases, Contracts, and Other Rights)

                   ASSIGNMENT OF LEASES, CONTRACTS, AND RIGHTS


This Assignment of Leases, Contracts, and Rights, ("ASSIGNMENT") is executed and delivered as of [INSERT CLOSING DATE], 20___ ("EFFECTIVE DATE") by _______________________, a ________________________ ("SELLER") to
________________________________ ("BUYER").

                                   BACKGROUND

A. Seller, by Special Warranty Deed ("DEED") executed concurrently with this Assignment, has sold and conveyed to Buyer the residential apartment complex ("PROJECT") commonly known as "Biltmore Club Apartments," located at _________________________________, in the City of Phoenix, County of Maricopa,
State of Arizona, as more particularly described in the Deed.

B. The terms and provisions of the contracts and agreements in effect between Seller and Buyer relating to the sale/purchase of the Project (collectively, the "PURCHASE CONTRACT") require, among other things, that Seller execute this Assignment transferring and assigning to Buyer Seller's rights in the Contract Rights (including all tenant leases) and Other Rights (collectively, the "ASSIGNED ITEMS").

C. Capitalized terms that are used in this Assignment but are not defined specifically in this Assignment will be ascribed the meanings contained in the Purchase Contract.
                             TRANSFER AND ASSIGNMENT

In consideration of the closing of the purchase of the Project by Buyer and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller makes the following assignments to Buyer:

         1. Assignment of Rents, Tenant Leases, and Contracts.

            (a) Seller transfers, assigns, and conveys to Buyer, and its successors and assigns, all of the right, title, interest, powers, and privileges of Seller in and under all tenant leases applicable to the Project ("TENANT LEASES"), all of which are referred to in the Rent Roll attached as APPENDIX ONE ("RENT ROLL"). This assignment of Tenant Leases includes the right of Buyer to collect all rents due or payable under the Tenant Leases for periods commencing on or following the Effective Date of this Assignment.

            (b) Seller certifies that the information shown on the Rent Roll is true and correct as of the date of this Assignment, and there is no rent or other concessions given to any occupant of an apartment unit in the Project, except as accurately reflected in the Rent Roll.

            (c) Seller further represents and warrants to Buyer that: (i) Seller is the lawful owner of all of the Tenant Leases; (ii) all Tenant Leases are in full force and effect and, after the date of this Assignment, will be enforceable by Buyer in accordance with their terms; (iii) except as otherwise disclosed to Buyer in writing, there are no defaults by Seller (or its agents or representatives) or any tenant under the Tenant Leases; and (iv) all future rights and obligations assumed by Buyer under the Tenant Leases are accurately established in the Tenant Leases, true, correct, and complete copies of which were previously furnished by Seller to Buyer.

         2. ASSIGNMENT OF SECURITY DEPOSITS. Seller transfers and assigns to Buyer all Tenant Deposits. [SELLER REPRESENTS AND WARRANTS TO BUYER THAT THE AGGREGATE SUM OF THE TENANT DEPOSITS IS $____.]

         3. ASSIGNMENT OF PROJECT CONTRACTS.

            (a) Seller transfers and assigns to Buyer, and its successors and assigns, all of the right, title, interest, powers, and privileges of Seller under only the Project Contracts listed on APPENDIX TWO to this Assignment. No other Project Contracts are transferred or assigned to Buyer.

            (b) Seller represents and warrants to Buyer that: (i) all right, title, interest, powers, and privileges being assigned to and assumed by Buyer and all rights and options of third parties relating to the Approved Project Contracts are accurately established in their entirety in the Approved Project Contracts attached as APPENDIX TWO; and (ii) no contracts or agreements relating to management, maintenance, ownership, or operation of the Project, other than those listed on APPENDIX TWO, have been entered by Seller which will remain in effect or become effective after the Effective Date of this Assignment.

         4. ASSIGNMENT OF MISCELLANEOUS ITEMS. Without limitation of Section 1 above, Seller transfers, assigns, and conveys to Buyer, its successors and assigns, all Contract Rights and Other Rights owned by Seller and located on the Project that have not otherwise been conveyed by a concurrently executed Bill of Sale from Seller to Buyer.

         5. ASSIGNMENT OF WARRANTIES, CLAIMS AND CAUSES OF ACTION. Seller transfers and assigns to Buyer, and its successors and assigns, all of Seller's right, title, and interest in all representations or warranties (express or implied) and all other rights, causes of action, or all claims of any kind (collectively, the "WARRANTIES") arising out of the Assigned Items. Without intending to limit the generality of the foregoing, Seller assign to Buyer all rights, claims, and causes of action which Seller may have against any contractor, materialman, supplier, distributor, or vendor relating to any work, materials, or equipment furnished for the Project prior to the date of this Assignment.

         6. MISCELLANEOUS.

            (a) Seller agrees, at its sole cost and expense, to perform, execute, and/or deliver (or to cause to be performed, executed, and/or delivered) any additional documents and/or assurances as Buyer may reasonably request to insure, secure, or perfect Buyer's interest in any of the items assigned to Buyer by this Assignment or to otherwise fully and effectively carry out the intent and purpose of this Assignment or the Contract.

            (b) Seller warrants and represents to Buyer that the rights and interests of Seller intended to be assigned under this Assignment are not subject to any prior assignment, pledge, or encumbrance.

            (c) Seller and Buyer warrant and represent to each other that they have the requisite power and authority to enter this Assignment and have performed all acts and secured all approvals necessary to make this Assignment effective and legally binding on such party in accordance with its terms. Each person executing this instrument on behalf of either party, as agent or otherwise, personally warrants that he or she is duly authorized and empowered to do so and that all signatures and approvals of persons with an ownership interest in such party have been obtained so as to make this Assignment legally enforceable and effective against such party.

            (d) This Assignment is binding upon the successors and assigns of Seller and will inure to the benefit of the successors and assigns of Buyer, and all warranties and representations of Seller contained in this Assignment shall survive the Effective Date of this Assignment, the recordation of the Deed, and the delivery of this Assignment.

            (e) This Assignment shall be governed by and interpreted under the laws of the State of Arizona.

            (f) Seller, on demand, agrees to indemnify and hold harmless Buyer for, from, and against any and all loss, cost, damage, claim, liability, or expense (including court costs and attorney fees in a reasonable amount) arising out of the acts or omissions of Seller or its agents prior to the Effective Date with respect to the Assigned Items. Buyer, on demand, agrees to indemnify and hold harmless Seller for, from, and against any and all loss, cost, damage, claim, liability, or expense (including court costs and attorney fees in a reasonable amount) arising out of the acts or omissions of Seller or its agents after the Effective Date with respect to the Assigned Items. The foregoing indemnities include loss, cost, damage, claim, liability, or expense from any injury or damage of any kind whatsoever (including death) to persons or property. The indemnity described in this Assignment is intended to be separate and distinct from any obligations of the Seller or the Buyer under the terms of the Purchase Contract.

         This Assignment has been executed and delivered as of the Effective
Date.

                               "SELLER"

                                 ----------------------------------------------

                               a
                                 ----------------------------------------------



                               By:
                                   --------------------------------------------
                               Name:
                                     ------------------------------------------
                               Title:
                                      -----------------------------------------

                               "BUYER"

                                 ----------------------------------------------

                               a
                                 ----------------------------------------------



                               By:
                                   --------------------------------------------
                               Name:
                                     ------------------------------------------
                               Title:
                                      -----------------------------------------

                                  APPENDIX ONE
                                       TO
                   ASSIGNMENT OF LEASES, CONTRACTS, AND RIGHTS

                                   (Rent Roll)




                      [TO BE PROVIDED ON THE CLOSING DATE]

                                  APPENDIX TWO
                                       TO
                   ASSIGNMENT OF LEASES, CONTRACTS, AND RIGHTS

       (list and copies of approved Business Leases and Project Contracts)




                      [TO BE PROVIDED ON THE CLOSING DATE]